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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2001

EXELON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16169	23-2990190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
37th Floor, 10 South Dearborn Street, Post Office Box A-3005, Chicago, IL		60690-3005
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(312) 394-4321

N/A
(Former name or former address, if changed since last report).

Item 5.  Other Events

    On June 14, 2001, Exelon Generation Company, LLC ("Exelon Generation"), an indirect wholly owned subsidiary of Exelon Corporation ("Exelon"), sold $700 million of unsecured Senior Notes (the "Senior Notes"). The Senior Notes bear interest of 6.95% per annum, mature on June 15, 2011 and are redeemable at the option of Exelon Generation at any time at the greater of (a) par plus interest accrued through the date of such redemption or (b) the sum of the present values of the remaining scheduled payments of principal on the Senior Notes redeemed (not including any portion of payments of interest accrued as of the date of such redemption), discounted to the date of redemption on a semi-annual basis at a rate equal to 0.25% plus the semi-annual yield of the U.S. Treasury selected by the initial purchasers of the Senior Notes and any other dealer of U.S. Government securities chosen by Exelon Generation, plus interest accrued through the date of such redemption. The Senior Notes were sold to Qualified Institutional Buyers in a private placement under Rule 144A and have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws.

    The proceeds of the Senior Notes will be used by Exelon Generation to repay an intercompany obligation of $696 million to Exelon, incurred to fund the acquisition of 49.9% interest in Sithe Energies in December 2000.

Item 9.  Regulation FD Disclosure

    The information in Item 9 of this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, pursuant to Regulation FD. The information in Item 9 of this report and in such exhibit shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act. The furnishing of the information in Item 9 of this report and in such exhibit is not intended to, and does not, constitute a determination or admission that the information in this report is material, or that you should consider this information before making an investment decision with respect to any security of Exelon or its subsidiaries.

    The information furnished in the exhibit was prepared in connection with the sale by Exelon Generation of $700,000,000 of its Senior Notes in a private placement as reported in Item 5. The information furnished in this Current Report on Form 8-K and in such exhibit relates to Exelon Generation. Information related to Exelon Generation set forth herein and in such exhibits presents Exelon Generation as an independent company. You should not assume that the information is indicative or meaningful with respect to Exelon taken as a whole or with respect to any of its other affiliates. Further, this information is not necessarily indicative of Exelon Generation's impact on Exelon's business, financial condition or prospects. For example, Exelon Generation's financial statements do not take into account, among other things, the elimination and consolidation adjustments reflected in Exelon's consolidated financial statements as reported on its Annual Report on Form 10-K. In addition, Exelon does not make any representation or warranty as to the accuracy or completeness of any of the information in this report, including the exhibits.

  99.1
  Information Relating to Exelon Generation Company, LLC dated June 11, 2001

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

    Information in this Current Report on Form 8-K, including the exhibit hereto, includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K and in such exhibit that address activities, events or developments that Exelon Generation expects or anticipates will or may occur in the future, including such matters as projections, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions, development or operation of generation assets, market and industry developments and the growth of Exelon

Generation's businesses and operations, are forward-looking statements. These statements are based on assumptions and analyses made in light of experience and other historical trends, current conditions and expected future developments, as well as various factors Exelon Generation believes are appropriate under the circumstances. However, actual results and developments may differ materially from Exelon Generation's expectations and predictions due to a number of risks and uncertainties, many of which are beyond our control. These risks and uncertainties include:

  •
  significant considerations and risks discussed in this Current Report on Form 8-K, including the exhibit hereto;

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  general and local economic, market or business conditions;

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  demand (or lack thereof) for electricity, capacity and ancillary services in the markets served by Exelon Generation's generation units;

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  increasing competition from other companies;

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  acquisition and development opportunities (or lack thereof) that may be presented to and pursued by Exelon Generation;

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  changes in laws or regulations that are applicable to Exelon Generation;

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  environmental constraints on construction and operation;

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  rapidly changing markets for energy products; and

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  access to capital.

    Consequently, all of the forward-looking statements made in this Current Report on Form 8-K and in the exhibit hereto are qualified by these cautionary statements and Exelon Generation cannot assure you that the results or developments anticipated by Exelon Generation or the projections will be realized or, even if realized, will have the expected consequences to or effects on Exelon Generation or our business, financial condition or results of operations. You should not place undue reliance on these forward-looking statements. Exelon Generation expressly disclaims any obligation or undertaking to release publicly any updates or revisions to these forward-looking statements to reflect events or circumstances that occur or arise or are anticipated to occur or arise after the date hereof. Exelon Generation is not making, and you should not infer, any representation about the likely existence of any particular future set of facts or circumstances.

    Exelon does not endorse or adopt any of these forward-looking statements and does not make any representation or warranty as to the accuracy or completeness of the expectations expressed in the forward-looking statements. In addition, Exelon does not give any assurance as to future results, levels of activity, performance or achievements. Exelon does not undertake any duty to update or revise any forward-looking statement after the date of this report, whether as a result of new information, future events or otherwise.

    The information in this Current Report on Form 8-K does not constitute a sale, an offer to sell or the solicitation of an offer to buy and security.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2001	EXELON CORPORATION
	By:	/s/ J. BARRY MITCHELL J. Barry Mitchell Vice President and Treasurer

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  Item 5. Other Events
  Item 9. Regulation FD Disclosure
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
SIGNATURE